------------------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): August 29, 2001


          CWMBS, INC., (as depositor under the Pooling and Servicing
           Agreement, dated as of August 1, 2001, providing for the
          issuance of the CWMBS, INC., Alternative Loan Trust 2001-9,
             Mortgage Pass-Through Certificates, Series 2001-18).


                                  CWMBS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                     333-64564                 95-4596514
----------------------------        ------------           ------------------
(State of Other Jurisdiction        (Commission            (I.R.S. Employer
     of Incorporation)              File Number)           Identification No.)


                       4500 Park Granada
                     Calabasas, California                    91302
                    ----------------------                  ---------
                    (Address of Principal                   (Zip Code)
                      Executive Offices)


         Registrant's telephone number, including area code (818) 225-3240
                                                            ----- --------
------------------------------------------------------------------------------

Item 5.       Other Events.
----          ------------

Filing of Computational Materials

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 2001-18, Salomon Smith Barney Inc. ("Salomon"), as one of the Underwriters of the Underwritten Certificates, has prepared certain materials (the "Salomon Computational Materials") for distribution to its potential investors. Although the Company provided Salomon with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Salomon Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Salomon Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated August 29, 2001.





---------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated August 3, 2001 and the prospectus supplement dated August 24, 2001, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2001-18.

Item 7.       Financial Statements, Pro Forma Financial
              -----------------------------------------
              Information and Exhibits.
              ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

     99.1 Salomon Computational Materials filed on Form SE dated August 29, 2001

                                   Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  CWMBS, INC.




                                                   By: /s/ Celia Coulter
                                                       ---------------------
                                                       Celia Coulter
                                                       Vice President

Dated: August 29, 2001

                                 Exhibit Index

Exhibit                                                                  Page

99.1     Salomon Computational Materials filed on Form SE dated
         August 29, 2001.                                                 6

                                 EXHIBIT 99.1

    Salomon Computational Materials filed on Form SE dated August 29, 2001.